UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2018

SOUTH JERSEY GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	0-22211	21-0398330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ	08037
(Address of principal executive offices)	(Zip Code)

(609) 561-9000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On August 2, 2018, South Jersey Gas Company (the “Company”) announced that, effective July 1, 2018, Mr. Craig Jennings has been appointed as the President and Chief Operations Officer of the Company. In this role Mr. Jennings will provide senior level operational leadership to the Company.

Mr. Jennings, age 53, joined the Company in 2018. Previously, Mr. Jennings served as vice president of operations and engineering for Liberty Utilities and as a Division Director for Eversource Energy since 2013. There were no arrangements or understanding between Mr. Jennings and any other person pursuant to which Mr. Jennings was appointed as President and Chief Operations Officer. There have been no transactions nor are there any proposed transactions between the Company and Mr. Jennings that would require disclosure pursuant to Item 404(a) or Regulation S-K.

On August 2, 2018, the Company's parent, SJI Utilities, Inc., announced that David Robbins, Jr. has been appointed as President of SJI Utilities, Inc. and Ann T. Anthony has been appointed to the role of Principal Financial Officer of SJI Utilities, Inc. Ms. Anthony is currently also Treasurer of the Company, and as such, will function as the Company’s principal financial officer. Effective upon the appointment of Mr. Jennings, Mr. Robbins ceased to act as President and Principal Operating Officer of the Company. Upon the appointment of Ms. Anthony as Principal Financial Officer of SJI Utilities, Inc., Mr. Stephen H. Clark ceased to act as principal financial officer of the Company but remains Chief Financial Officer of South Jersey Industries, Inc.

The press release announcing the appointments is attached hereto as Exhibit 99.1 incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Index

Exhibit	Description
99.1	Press release dated August 2, 2018, issued by South Jersey Industries, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTH JERSEY GAS COMPANY

Date: August 3, 2018	/s/ Ann T. Anthony
Ann T. Anthony
Secretary & Treasurer